UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 31, 2017

Date of Report (Date of earliest event reported)

New Relic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36766	26-2017431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

188 Spear Street, Suite 1200

San Francisco, California 94105

(Address of principal executive offices, including zip code)

(650) 777-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 4, 2017, New Relic, Inc. (the “Company”) issued a press release announcing preliminary financial results for the fourth quarter and year ended March 31, 2017. A copy of the press release, entitled “New Relic Announces Strong Preliminary Results for Fourth Quarter Fiscal 2017,” is furnished pursuant to Item 2.02 as Exhibit 99.1 to this Current Report.

The information in this Item 2.02 and the press release attached as Exhibit 99.1 hereto are furnished to, but not “filed” with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2017, Hilarie Koplow-McAdams, the Company’s President, informed the Company that she will retire from the Company, stepping down as President effectively immediately. Ms. Koplow-McAdams has entered into a separation and transition agreement with the Company (the “Transition Agreement”), whereby she has agreed to remain an employee of the Company through June 11, 2017 (the “Resignation Date”) in an advisory capacity to ensure a smooth transition. Pursuant to the Transition Agreement, Ms. Koplow-McAdams will continue receiving her current base salary and benefits, and continue vesting in her outstanding equity awards, through the Resignation Date so long as she remains employed by the Company through such date. Ms. Koplow-McAdams will also be entitled to (i) a cash payment equal to six (6) months base salary as of the Resignation Date, (ii) up to six (6) months of continued COBRA premiums and (iii) acceleration of six (6) months of additional vesting (106,250 shares) under the initial stock option granted to Ms. Koplow-McAdams at the beginning of her employment with the Company, in each case provided that she signs a release of claims following the Resignation Date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 4, 2017, entitled “New Relic Announces Strong Preliminary Results for Fourth Quarter Fiscal 2017.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Relic, Inc.

Date: April 4, 2017	By:	/s/ Robin Schulman
Robin Schulman
Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated April 4, 2017, entitled “New Relic Announces Strong Preliminary Results for Fourth Quarter Fiscal 2017.”